Segment Information	12 Months Ended
Aug. 29, 2013
Segment Reporting [Abstract]
Segment Information
Segment Information

In the third quarter of 2014, we reorganized our business units. All prior period amounts reflect this reorganization. Factors used to identify our segments include, among others, markets, customers and products.  Segment information reported herein is consistent with how it is reviewed and evaluated by our chief operating decision makers. We have the following four reportable segments:

Compute and Networking Business Unit ("CNBU"): Includes DRAM and NOR Flash products sold to the compute, networking, graphics, and cloud server markets, as well as NAND Flash products sold primarily into the networking market.
Storage Business Unit ("SBU"): Includes NAND Flash components and Solid State Drives ("SSDs") sold into enterprise and client storage, and cloud and removable storage markets. SBU also includes NAND Flash products sold to Intel through our IMFT joint venture.
Embedded Business Unit ("EBU"): Includes DRAM, NAND Flash and NOR Flash products sold into automotive and industrial applications, as well as the connected home and consumer electronics markets.
Mobile Business Unit ("MBU"): Includes DRAM, NAND Flash, and NOR Flash products sold to the smartphone, feature phone, and tablet mobile-device markets.

Our other operations do not meet the thresholds of a reportable segment and are reported under All Other.

Certain operating expenses directly associated with the activities of a specific reportable segment are charged to that segment. Other indirect operating expenses (income) are generally allocated to the reportable segments based on their respective percentage of cost of goods sold or forecasted wafer production. In 2013, we reclassified the (gains) losses from changes in currency exchange rates from other operating (income) expense, net to other non-operating income (expense), net in the consolidated statements of income. As a result, the (gains) losses from changes in currency exchange rates have been reclassified out of operating income (loss) for our segments for 2012 and 2011.

We do not identify or report internally our assets or capital expenditures by segment, nor do we allocate gains and losses from equity method investments, interest, other non-operating income or expense items or taxes to operating segments.  There are no differences in the accounting policies for segment reporting and our consolidated results of operations.

For the year ended	2013	2012	2011
Net sales:
CNBU	$3,462	$2,667	$3,084
SBU	2,824	2,842	2,185
EBU	1,275	1,097	1,147
MBU	1,214	1,176	1,944
All Other	298	452	428
	$9,073	$8,234	$8,788

Operating income (loss):
CNBU	$160	$(458)	$262
SBU	173	199	265
EBU	227	129	276
MBU	(265)	(371)	18
All Other	(59)	(111)	(60)
	$236	$(612)	$761

Depreciation and amortization expense was as follows:

For the year ended	2013	2012	2011
CNBU	$687	$755	$717
SBU	551	649	512
EBU	215	228	234
MBU	293	372	507
All Other	67	140	131
Depreciation and amortization expense included in operating income (loss)	1,813	2,144	2,101
Other amortization	113	78	61
Total depreciation and amortization expense	$1,926	$2,222	$2,162